UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 19, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On each of March 18, 2024 and March 19, 2024, Ault Alliance, Inc., a Delaware corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Agreement”) entered into with Ault & Company, Inc., a Delaware corporation (the “Purchaser”) on November 6, 2023 (the “Execution Date”), sold 500 shares of Series C convertible preferred stock (the “Series C Convertible Preferred Stock”), and warrants (the “Series C Warrants”) to purchase 147,820 shares (the “Warrant Shares”) of the Company’s common stock to the Purchaser, for a purchase price of 500,000.  As of March 19, 2024, the Purchaser has purchased an aggregate of 43,500 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase an aggregate of 12,860,312 Warrant Shares, for an aggregate purchase price of $43.5 million. The Agreement provides that the Purchaser may purchase up to $50 million of Series C Convertible Preferred Stock and Series C Warrants in one or more closings.

The Purchaser is an affiliate of the Company. The material terms of the Agreement, Series C Convertible Preferred Stock and the Series C Warrants were described in the Form 8-K filed with the Securities and Exchange Commission on November 7, 2023 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. Series C Convertible Preferred Stock and the Series C Warrants described in this Current Report on Form 8-K were offered and sold to the Purchaser in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: March 19, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel